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            EXHIBIT 23.1(a)   CONSENT OF KPMG PEAT MARWICK LLP











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                        INDEPENDENT ACCOUNTANTS' CONSENT
                        --------------------------------



The Board of Directors
Northeast Pennsylvania Financial Corp.

We consent to the use of our report incorporated herein by reference.


/s/ KPMG Peat Marwick LLP


Philadelphia, Pennsylvania
July 2, 1998








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